                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------
                                     GLOBAL
                                   RESOURCES
                                      FUND

                                  ANNUAL REPORT

                                October 31, 1995

                               CHAIRMAN'S MESSAGE

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles L. Ladner*
                                 Leo E. Linbeck*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                 Susan S. Newton
                      Vice President and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                                Ernst &Young llp
                              200 Clarendon Street
                           Boston, Massachusetts 02116

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.


Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

               BY KEVIN R. BAKER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                             GLOBAL RESOURCES FUND

             NATURAL RESOURCE STOCKS AMONG THE MARKET'S LAGGARDS IN
              OTHERWISE STRONG PERIOD FOR STOCKS: OUTLOOK BRIGHTER
                               OVER THE LONG TERM

As of November 1, 1995, portfolio management responsibilities have been assumed by John Hancock Funds' Global Equities portfolio management team. What follows is their commentary on the market, the Fund's current investment strategy and their outlook for the months ahead.

The past year was a difficult one for John Hancock Global Resources Fund. Sluggish global economic growth, better-than-expected production of oil from non-OPEC countries and a warmer-than-normal winter in the U.S. kept downward pressure on already low energy prices for much of the past 12 months. Problems resulting from the devaluation of the Mexican peso late last year continued to wreak havoc on many of the world's Latin American

[A 2 3/2" x 2 1/4" photo of Kevin Baker at bottom center. Caption reads: "Kevin
R. Baker"]

and Asian emerging markets. Finally, basic materials like steel, cement and metals performed poorly as the U.S. rate of growth moderated. These factors prevented global resources stocks from enjoying the stock market rally we've seen so far in 1995.

   Against that backdrop, John Hancock Global Resources Fund underperformed relative to its peers. For the 12 months ended October 31, 1995, the Fund's Class A and Class B shares had total returns of - 10.37% and - 11.04%, respectively, at net asset value. Those returns compared to the - 0.40% return for the average natural resources fund, according to Lipper Analytical Services.(1)


PERFORMANCE REVIEW

The Fund's above-average exposure to energy stocks - which included

                                   [CAPTION]
                     "THE PAST YEAR WAS A DIFFICULT ONE..."

                   John Hancock Funds - Global Resources Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) York Research 6.1% 2) Noble Affiliates 4.3%
3) Nuevo Energy 4.2% 4) Cairn Energy USA 4.2% 5) International Petroleum Corp. 4.1%. A footnote below reads "As a percentage of net assets on October 31, 1995."]

drillers, refiners and marketers as well as exploration and production, service, and natural gas pipeline companies -- accounted for much of the Fund's lag. For the majority of the past 12 months, oil prices have remained flat, except for a brief period in the second quarter of 1995 when we saw some improvement. The performance of energy companies is more closely tied to oil prices than other natural resources companies are to their underlying commodity. Exploration and production companies were most severely hurt.

   While the price of oil hasn't helped these companies recently, we believe that the stage is set for them to enjoy increases in earnings for several years to come. Worldwide demand is growing, but supply isn't keeping pace. In North America alone, we've experienced dwindling inventories of most types of energy. This time last year, there were about 330 million barrels in storage; now that level stands at 300 million barrels

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Reading & Bates followed by an up arrow and the phrase "Good Oil Finds." The second listing is Bellweather Exploration followed by a down arrow and the phrase "Drilling delays cause decline in stock price." The third listing is Cairn Energy by an up arrow and the phrase "New energy find." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

-- a 9% decline. Add to that the spectacular economic growth in places like China, Indonesia and Latin America and it appears the prospects for increased demand for energy are quite good.

   One bright spot within the energy sector was the drillers. When oil prices rose briefly in the early spring, many oil companies increased their drilling activity. That resulted in higher revenues and profits for this sector of the market. One of the Fund's standouts was Reading & Bates, which had successful exploration in the North Sea and the Gulf of Mexico with its deep water drilling technology. But not all the drillers were as strong. Bellweather Exploration experienced delays and its stock price suffered as a consequence.


STRATEGIC CHANGES

Over the past several months, we built our stake in gold-related stocks to about 20% of investments at the end of the period. Unfortunately, the price of gold has been relatively flat since our purchase and the stocks have suffered. But we believe there are plenty of reasons for the price of gold to move higher next year. For one, many of the central banks of the world, including the U.S., Japan and Germany, have eased their monetary policies and allowed interest rates in those countries to decline. That's important because periods of easing often are followed by periods of inflation. And when inflation is on the rise, gold stocks tend to do well. What's more, the supply/demand picture looks favorable for gold.

   We favor companies that are experiencing strong production. A gold stock that performed well during the period was Freeport McMoRan Copper & Gold. One reason why it's attractive

                                   [CAPTION]
          "ONE BRIGHT SPOT WITHIN THE ENERGY SECTOR WAS THE DRILLERS."

                   John Hancock Funds - Global Resources Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 6% from bottom to top, with 0% at the top and-12% at the bottom. Within the chart there are three solid bars. The first represents the-10.37% total return for the John Hancock Global Resources Fund, Class A.
The second represents the-11.04% total return for John Hancock Global
Resources Fund, Class B. The third represents the-0.40% total return for the average natural resources fund. A footnote below reads: "Total returns for John Hancock Global Resources Fund are at net asset value with all distributions reinvested. The average natural resources fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

is that the company recently found in Indonesia the largest gold deposit discovered over the past several decades. Another company, Barrick Gold, has been successful exploring in Nevada and Chile this year and is expected to increase its production significantly over the next two to three years. We also focused on companies that use new technologies to process ore and extract gold. One example is Newmont Gold, which has developed a process to accomplish that task using bacteria.

   We reduced our exposure to emerging markets, primarily by selling some Latin American holdings. The stock markets in these countries tend to perform in line with the value of the Mexican peso. And when the peso was devalued last December, these markets tumbled and we pared back our holdings in the region. It doesn't appear that stability will return to these markets in the near term, so we're happy to remain on the sidelines for now and invest in those few opportunities we believe can buck the peso's instability.

OUTLOOK AND STRATEGY

In our view, energy prices have the potential to rise significantly over the next year or so because the supply/demand fundamentals are so favorable. If we have a normal winter, inventories could start to decline and the supply part of the equation should get even more favorable. The energy industry has downsized and lowered costs. If commodity prices -- oil and natural gas -- rise, energy companies will be able to charge higher prices for their products, but also will be able to keep their costs low. That could turn out to be a recipe for higher profits, and subsequently, higher earnings.

   We'll focus on finding companies we think have the potential to grow earnings 40% or 50% over the next 12 months. For now, we'll keep our exposure to energy at its current levels and we'll maintain our holdings in gold. We believe the supply/demand fundamentals favor this sector as well. If investors fear inflation, or start looking for a "safe haven" investment, the price of gold could rise rapidly above $400 an ounce and beyond. If that is the case, gold stocks could do quite well.

--------------------------------------------------------------------------------

(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                                   [CAPTION]
                  "...ENERGY PRICES HAVE THE POTENTIAL TO RISE
                   SIGNIFICANTLY OVER THE NEXT YEAR OR SO..."

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Resources Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for information regarding the risks associated with international and industry segment investing.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

CUMULATIVE TOTAL RETURNS
For the Period Ended September 30, 1995

                                                                 LIFE
                                        ONE        FIVE           OF
                                        YEAR       YEARS         FUND
                                        ----       -----         ----
John Hancock
  Global Resources Fund: Class A       (8.52)%     12.68%(1)      N/A
John Hancock
  Global Resources Fund: Class B       (9.15)%     25.68%       92.99%(2)


AVERAGE ANNUAL TOTAL RETURNS
For the Period Ended September 30, 1995

                                                                 LIFE
                                        ONE        FIVE           OF
                                        YEAR       YEARS         FUND
                                        ----       -----         ----
John Hancock
  Global Resources Fund: Class A       (8.52)%     (2.08)(1)      N/A
John Hancock
  Global Resources Fund: Class B       (9.15)%      4.68%        8.64%(2)




                              NOTES TO PERFORMANCE
(1) Class A shares started on June 15, 1994.
(2) Class B shares started on October 26, 1987.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Resources Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Line chart with the heading John Hancock Global Resources Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,181 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Global Resources Fund on June 15, 1994, before sales charge, and is equal to $9,402 as of October 31, 1995. The third line represents the Global Resources Fund after sales charge and is equal to $8,934 as of October 31, 1995.]


[Line chart with the heading John Hancock Global Resources Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $23,295 as of October 31, 1995. The second line represents the hypothetical $10,000 investment made in the Global Resources Fund on October 26, 1987, before contingent deferred sales charge, and is equal to $17,702 as of October 31, 1995.]

*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks and warrants (cost - $27,819,286) ...........      $28,363,048
  Receivable for shares sold .................................              902
  Receivable for investments sold ............................          540,732
  Dividend receivable ........................................           11,059
  Foreign tax receivable .....................................            5,029
  Miscellaneous receivable ...................................           10,317
  Other assets ...............................................            2,881
                                                                    -----------
                    Total Assets .............................       28,933,968
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................           35,221
  Temporary overdraft of cash ................................          103,818
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ......................................           19,537
  Accounts payable and accrued expenses ......................           49,222
                                                                    -----------
                    Total Liabilities ........................          207,798
                    -----------------------------------------------------------

NET ASSETS:
  Capital paid-in ............................................       28,604,072
  Accumulated net realized loss on investments and
  foreign currency transactions ..............................         (421,721)
  Net unrealized appreciation of investments and
    foreign currency transactions ............................          543,819
                                                                    -----------
                    Net Assets ...............................      $28,726,170
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - 75,000,000 shares authorized
  with $0.01 per share par value, respectively)
  Class A - $2,323,988 / 165,952 .............................      $     14.00
  =============================================================================
  Class B - $26,402,182 / 1,905,178 ..........................      $     13.86
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - $(14.00 x 105.26)% ...............................      $     14.74
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $28,795) ......    $   404,349
  Interest .....................................................         40,530
                                                                    -----------
                                                                        444,879
                                                                    -----------
  Expenses:
   Investment management fee - Note B ..........................        263,434
   Distribution/service fee - Note B
     Class A ...................................................          8,283
     Class B ...................................................        305,777
   Transfer agent fee ..........................................        132,727
   Custodian fee ...............................................         68,885
   Printing ....................................................         43,195
   Auditing fee ................................................         36,134
   Registration and filing fees ................................         34,089
   Legal fees ..................................................          8,791
   Trustees' fees ..............................................          8,081
   Advisory board fee ..........................................          3,848
   Miscellaneous ...............................................          3,821
                                                                    -----------
                    Total Expenses .............................        917,065
                    -----------------------------------------------------------
                    Net Investment Loss ........................       (472,186)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold ........................       (314,860)
  Net realized gain on foreign currency transactions ...........          2,682
  Change in net unrealized appreciation/depreciation
    of investments .............................................     (3,606,930)
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions ..............................             57
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions ..............     (3,919,051)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ..................    $(4,391,237)
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                       ----------------------------
                                                                                                           1995              1994
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ..............................................................................   $   (472,186)   $   (441,384)
  Net realized loss on investments sold and foreign currency transactions ..........................       (312,178)        (90,344)
  Change in net unrealized appreciation/depreciation of investments and foreign
   currency transactions ...........................................................................     (3,606,873)        553,900
                                                                                                       ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .................................     (4,391,237)         22,172
                                                                                                       ------------    ------------
FROM FUND SHARE TRANSACTIONS -- NET* ...............................................................     (9,191,467)     22,788,288
                                                                                                       ------------    ------------
NET ASSETS:
  Beginning of period ..............................................................................     42,308,874      19,498,414
                                                                                                       ------------    ------------
  End of period ....................................................................................   $ 28,726,170    $ 42,308,874
                                                                                                       ============    ============
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                                YEAR ENDED OCTOBER 31,
                                                                             ------------------------------------------------------
                                                                                      1995                          1994
                                                                             ------------------------    --------------------------
                                                                              SHARES        AMOUNT         SHARES         AMOUNT
                                                                             --------    ------------    ----------    ------------
CLASS A**
  Shares sold ............................................................    106,612    $  1,595,642       419,756    $  6,352,382
  Less shares repurchased ................................................   (284,537)     (4,070,740)      (75,879)     (1,159,547)
                                                                             --------    ------------    ----------    ------------
  Net increase (decrease) ................................................   (177,925)   $ (2,475,098)      343,877    $  5,192,835
                                                                             ========    ============    ==========    ============
CLASS B
  Shares sold ............................................................    497,933    $  7,105,217     1,781,599    $ 27,695,930
  Less shares repurchased ................................................   (964,221)    (13,821,586)     (652,737)    (10,100,477)
                                                                             --------    ------------    ----------    ------------
  Net increase (decrease) ................................................   (466,288)   $ (6,716,369)    1,128,862    $ 17,595,453
                                                                             ========    ============    ==========    ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                                                                   JUNE 15, 1994
                                                                                                    YEAR ENDED   (COMMENCEMENT OF
                                                                                                    OCTOBER 31,   OPERATIONS) TO
                                                                                                      1995(a)    OCTOBER 31, 1994
                                                                                                    ----------   ----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ........................................................      $   15.62        $   14.89
                                                                                                     ---------        ---------
  Net Investment Loss (b) .....................................................................          (0.08)           (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions ....          (1.54)            0.81
                                                                                                     ---------        ---------
   Total from Investment Operations ...........................................................          (1.62)            0.73
                                                                                                     ---------        ---------
  Net Asset Value, End of Period ..............................................................      $   14.00        $   15.62
                                                                                                     =========        =========
  Total Investment Return at Net Asset Value (c) ..............................................         (10.37)%           4.90%(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...................................................      $   2,324        $   5,372
  Ratio of Expenses to Average Net Assets .....................................................           1.93%            0.73%*
  Ratio of Net Investment Loss to Average Net Assets ..........................................          (0.53)%          (0.42)%*
  Portfolio Turnover Rate .....................................................................            101%              96%

THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Global Resources Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                ------------------------------------------------------------------
                                                                 1995(a)        1994          1993         1992           1991
                                                                --------      --------      --------     ---------     -----------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................    $  15.58      $  15.69      $  12.41     $   12.20     $    11.57
                                                                --------      --------      --------     ---------     ----------
  Net Investment Loss (b) ..................................       (0.21)        (0.23)        (0.24)        (0.24)         (0.17)

  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ..........................       (1.51)         0.12          3.52          0.58           1.24
                                                                --------      --------      --------     ---------     ----------

   Total from Investment Operations ........................       (1.72)        (0.11)         3.28          0.34           1.07
                                                                --------      --------      --------     ---------     ----------
  Less Distributions
  Dividends from Net Investment Income .....................        --            --            --            --             --
  Distributions from Realized Gains on Investments Sold ....        --            --            --           (0.13)         (0.44)
                                                                --------      --------      --------     ---------     ----------
   Total Distributions to Shareholders .....................        --            --            --           (0.13)         (0.44)
                                                                --------      --------      --------     ---------     ----------
  Net Asset Value, End of Period ...........................    $  13.86      $  15.58      $  15.69     $   12.41     $    12.20
                                                                ========      ========      ========     =========     ==========
  Total Investment Return at Net Asset Value (c) ...........      (11.04)%       (0.70)%       26.43%         2.93%          9.81%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ................    $ 26,402      $ 36,937      $ 19,498     $   7,428     $   10,766
  Ratio of Expenses to Average Net Assets ..................        2.68%         2.54%         2.92%         3.75%          3.64%
  Ratio of Net Investment Loss to Average Net Assets .......       (1.43)%       (1.52)%       (1.65)%       (2.01)%        (1.47)%
  Portfolio Turnover Rate ..................................         101%           96%           83%           59%            93%

  * On an annualized basis.
(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(b) Per share information has been calculated using the average number of shares outstanding.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
COMMON STOCKS
CONSUMER GOODS & SERVICES (1.98)%
  Reliance Industries Ltd. American
   Depositary Receipt (ADR) (India)** ...........        40,000       $  568,416
                                                                      ----------
ENERGY - EQUIPMENT (3.19)%
  Camco International Inc. ......................        40,000          915,000
                                                                      ----------
ENERGY - EXPLORATION AND PRODUCTION (20.87)%
  Abacan Resource Corp.(Canada)** ...............       350,000*         858,725
  Bellwether Exploration Co. ....................       190,000        1,021,250
  Benton Oil & Gas Co.** ........................        80,000*         970,000
  International Petroleum Corp.(Canada)** .......       500,000*       1,187,500
  Newscope Resources Ltd.(Canada)** .............       255,200*         733,700
  Noble Affiliates Inc.** .......................       175,000        1,225,000
                                                                      ----------
                                                                       5,996,175
                                                                      ----------
ENERGY - SERVICES (23.51)%
  Amercian Ecology Corp. ........................        95,000          332,500
  Cairn Energy USA, Inc.** ......................       100,000        1,200,000
  Energy Ventures Inc.** ........................        50,000*         950,000
  Global Industries Ltd** .......................        45,000        1,181,250
  Nuevo Energy Co.** ............................        55,000        1,216,875
  Reading and Bates Corp.** .....................        90,000*       1,035,000
  Transocean AS(Norway)** .......................        55,000*         838,811
                                                                      ----------
                                                                       6,754,436
                                                                      ----------
ENTERTAINMENT (2.66)%
  Brassie Golf Corp.(Canada)** ..................       407,900          764,813
                                                                      ----------
INDUSTRIAL - INTERMEDIATE MATERIALS (11.54)%
  Concordia Paper Holdings, (ADR)
   (Hong Kong)** ................................        40,000*         370,000
  Hindalco Industries Ltd.(India)** .............        20,000          637,600
  Kymmene Oy(Finland) ...........................        20,000          546,253
  PT Indah Kiat Pulp & Paper Corp. ..............
   (Indonesia) ..................................       614,400          601,928
  PT Indocement Tunggal Prakar
   (Indonesia) ..................................       170,000*         628,796
  Venezolana de Prerreducidos Caroni
   (Venezuela)** ................................       101,000          530,250
                                                                      ----------
                                                                       3,314,827
                                                                      ----------

INDUSTRIAL - MISCELLANEOUS (11.78)%
  Eastern Aluminium Ltd.(Austrailia)** ..........       620,000          570,586
  Grupo Mexico S.A. B (Mexico) ..................       120,000*         501,048

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL RESOURCES FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND WARRANTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
INDUSTRIAL - MISCELLANEOUS (CONTINUED)
  Holderbank Financiere Glarus
    AG (Switzerland)** ..........................          712       $   571,348
  York Research Corp.** .........................      240,000         1,740,000
                                                                     -----------
                                                                       3,382,982
                                                                     -----------
MINING (21.50)%
  Amax Gold Inc.** ..............................      150,000*          843,750
  Barrick Gold Corp.(Canada) ....................       35,000*          809,375
  Battle Mountain Gold Co. ......................      100,000*          762,500
  Cambior Inc.(Canada) ..........................       80,000*          790,000
  Hemlo Gold Mines Inc.(Canada) .................      100,000*          825,000
  Freeport-McMoRan Copper & Gold Inc. ...........       40,000           915,000
  Newmont Gold Co. ..............................       15,000           540,000
  Santa Fe Pacific Corp. ........................       70,000*          691,250
                                                                     -----------
                                                                       6,176,875
                                                                     -----------
UTILITIES (1.69)%
  OEMV AG(Austria)** ............................        5,625           485,295
                                                                     -----------
                             TOTAL COMMON STOCKS
                               (Cost $27,819,286)       (98.72)%      28,358,819
                                                      --------       -----------
WARRANTS
INDUSTRIAL - MISCELLANEOUS (0.01)%
  Holderbank Financiere Glarus AG
 (Switzerland)** ................................        3,560*            4,229
                                                                     -----------
                                   TOTAL WARRANTS
                                        (Cost $0)        (0.01)%           4,229
                                                      --------       -----------
                                TOTAL INVESTMENTS       (98.73)%     $28,363,048
                                                      ========       ===========

* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

PORTFOLIO CONCENTRATION
--------------------------------------------------------------------------------

THE GLOBAL RESOURCES FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN THE NATURAL RESOURCE INDUSTRY IN THE UNITED STATES AND ABROAD. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS COUNTRY CATEGORIES.


                                                               MARKET VALUE AS A
COUNTRY DIVERSIFICATION                                         % OF NET ASSETS
-----------------------                                         ---------------
Australia .................................................           1.99%
Austria ...................................................           1.69
Canada ....................................................          20.78
Finland ...................................................           1.90
Hong Kong .................................................           1.29
India .....................................................           4.20
Indonesia .................................................           4.28
Mexico ....................................................           1.74
Norway ....................................................           2.92
Switzerland ...............................................           2.00
United States .............................................          54.09
Venezuela .................................................           1.85
                                                                     -----
                                          TOTAL INVESTMENTS          98.73%
                                                                     =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Global Resources Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund, John Hancock Money Market Fund and John Hancock Government Income Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

   The Board of Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 5.00% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 5.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. On June 15, 1994, Class A shares were sold to commence class activity. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   At October 31, 1995, there were no open forward foreign currency exchange contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1995, the Fund has $421,721 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: October 31, 2000 -- $16,520, October 31, 2002 -- $90,341 and October 31, 2003 -- $314,860. For Federal income tax purposes, net currency exchange gains and losses from sale of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B  --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.75% of the Fund's average daily net assets. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $212,918 and $50,516, respectively, resulting in a total fee of $263,434.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $13,467 with regard to sales of Class A shares. Out of this amount, $2,273 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,959 was paid as sales commissions to unrelated broker-dealers and $235 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro &Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $99,592.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% (0.95% effective December 1, 1995) of the Fund's average daily net assets attributable to Class B shares, to reimburse JHFunds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive, under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Global Resources Fund

   A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $460.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Trustees in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $34,964,923 and $45,488,648, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $27,819,286. Gross unrealized appreciation and depreciation of investments aggregated $3,554,147 and $3,010,385, respectively, resulting in net unrealized appreciation of $543,762.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss of $472,186, an increase in accumulated net realized loss on investments of $2,682 and a decrease in capital paid-in of $469,504. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                   John Hancock Funds - Global Resources Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Global Resources Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Global Resources Fund (the "Fund"), (formerly the Transamerica Global Resources Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Global Resources Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1995.

   The Fund has not paid any distributions of ordinary income dividends or net long-term capital gains during the fiscal year.

                             ADDITIONAL INFORMATION

                   John Hancock Funds - Global Resources Fund

On December 16, 1994 , a special meeting of John Hancock (formerly Transamerica) Series, Inc. (the "Corporation") in respect of John Hancock (formerly Transamerica) Global Resources Fund (the "Fund") was held involving the election of directors and certain other matters concerning the Fund.

   Specifically, shareholder's first approved a new investment management agreement between the Corporation on behalf of the Fund and John Hancock Advisers, Inc. on substantially similar terms of the prior investment management agreement, to take effect on December 22, 1994, the date of the consummation of Transamerica Fund Management Company by The Berkeley Financial Group. The shareholder votes tallied were 1,354,007 FOR, 53,647 AGAINST and 81,404 ABSTAINING.

   The shareholders next approved new Plans of Distribution for each Class A and Class B shares of the Fund, also effective on December 22, 1994, and also on substantially the same terms as the prior Plans of Distribution. The Class A shareholder votes tallied were 221,760 FOR, 277 AGAINST and 836 ABSTAINING. The Class B shareholder votes tallied were 1,312,461 FOR, 52,764 AGAINST and 69,842 ABSTAINING.

   The shareholders also voted to ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending October 31, 1995, and the votes tallied were 1,383,338 FOR, 46,467 AGAINST and 59,253 ABSTAINING.

   Lastly, the following directors were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF DIRECTOR                                               FOR      WITHHOLD
----------------                                               ---      --------
Edward J. Boudreau, Jr. ...............................     1,337,139    151,918
James F. Carlin .......................................     1,338,875    150,183
William H. Cunningham .................................     1,337,278    151,780
Charles L. Ladner .....................................     1,339,888    149,170
Leo E. Linbeck, Jr. ...................................     1,339,791    149,268
Patricia P. McCarter ..................................     1,339,993    149,065
Steven R. Pruchansky ..................................     1,337,134    151,923
Norman H. Smith .......................................     1,339,897    149,162
John P. Toolan ........................................     1,339,993    149,065

[LOGO]JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM                                 Bulk Rate
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                       U.S. Postage
                                                                      PAID
                                                                  Brockton, MA
                                                                 Permit No. 582


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."


--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Global Resources Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                 JHD 6300A 10/95
                                                                           12/95